UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Ave., 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, AlTi Global, Inc. (the “Company”) has been conducting a strategic review of its International Real Estate (“IRE”) business, which was created prior to the formation of AlTi Global, Inc. The board of directors (the “Board”) and management of the Company have endeavored to fulfill their responsibilities to stockholders, clients and investors by considering all options to secure the most equitable route forward. On July 11, 2025, the Company announced the following update with respect to its strategic plans for the IRE business resulting from such strategic review.

The IRE business, which was an independently-managed arranger and distributor of real estate transactions, has been reliant on funding from the rest of the Company’s business for some time. The Board and management fully and carefully considered all options, including a solvent exit. However, as a result of ongoing losses in the IRE business, it has been agreed that it is no longer in the interests of the Company, its wider business and its stockholders, clients and other stakeholders to support the ongoing losses.

As a result, the directors of the relevant IRE entities have decided to appoint Administrators in the UK from Teneo to conduct an orderly wind-down of the IRE business. The Company’s priority is to work with the Teneo team to ensure a smooth and orderly transition of control from the IRE directors to the Administrators.

To ensure that the IRE business’s investments continue to be monitored and reviewed in line with the Company’s duties to the investors, a dedicated team remains in place to execute the IRE business’s investor reporting, asset management and compliance obligations.

The Administration is limited to the IRE business.

Forward‑Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans to wind down the IRE business, the expected impacts and timing of such actions. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the SEC on March 17, 2025.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025	ALTI GLOBAL, INC.
/s/ Michael Tiedemann

Name: Michael Tiedemann
Title: Chief Executive Officer